UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 23, 2006
Sirna Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27914 (Commission File No.)	34-1697351 (I.R.S. Employer Identification Number)
185 Berry Street, Suite 6504
San Francisco, California 94107
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 512-7200
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 8.01 OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 99.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On May 23, 2006, Sirna Therapeutics, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement) with UBS Securities LLC and J.P. Morgan Securities Inc. as representatives of the underwriters listed on Schedule A thereto, on terms set forth therein, with respect to the public offering by the Company of 9,000,000 shares of its common stock. The Underwriting Agreement provides that the offering price per share of common stock to the Company shall be $5.00 and that the sale is scheduled to be completed on May 30, 2006, subject to the satisfaction of customary closing conditions. Pursuant to the terms of the Underwriting Agreement, the Company has granted to the underwriters a 30-day over-allotment option with respect to 1,350,000 shares of its common stock at the public offering price.
     The common stock will be issued pursuant to a prospectus supplement and prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) and Rule 424(c) under the Securities Act of 1933, as amended, related to the Company’s registration statement on Form S-3 (File No. 333-129944), which became effective on December 5, 2005.
     The above summary is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference and into the registration statement described above.
ITEM 8.01 OTHER EVENTS.
     On May 24, 2006, the Company issued a press release announcing the pricing of the offering described above. The press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

1.1	Underwriting Agreement by and among the Company and UBS Securities LLC and J.P. Morgan Securities Inc. as representatives of the underwriters listed on Schedule A thereto, dated May 23, 2006.

5.1	Opinion of O’Melveny & Myers LLP.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1).

99.1	Press release issued by Sirna Therapeutics, Inc. on May 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 24, 2006

SIRNA THERAPEUTICS, INC. (Registrant)
By:	/s/ Gregory L. Weaver
	Name:	Gregory L. Weaver
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement by and among the Company and UBS Securities LLC and J.P. Morgan Securities Inc. as representatives of the underwriters listed on Schedule A thereto, dated May 23, 2006.

5.1	Opinion of O’Melveny & Myers LLP.

23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1).

99.1	Press release issued by Sirna Therapeutics, Inc. on May 24, 2006.